UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 9, 2005


                          PENN NATIONAL GAMING, INC.
            (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-24206             23-2234473
(State or other jurisdiction         (Commission          (IRS Employer
    of incorporation)                 File Number)        Identification No.)


             825 Berkshire Blvd., Suite 200
              Wyomissing Professional Center
                      Wyomissing, PA                             19610
         (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (610) 373-2400


                                Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.

         On February 9, 2005, Penn National Gaming, Inc. announced that it has called for redemption all $200 million in aggregate principal amount of its outstanding 11-1/8% Series B Senior Subordinated Notes due March 1, 2008. The redemption price is $1,055.63 per $1,000 principal amount, plus accrued and unpaid interest to the scheduled redemption date, which is March 10, 2005. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits


Exhibit 99.1 Press Release, dated February 9, 2005, issued by Penn National Gaming, Inc.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PENN NATIONAL GAMING, INC.
                                                (Registrant)


                                                By: /s/ Robert S. Ippolito
                                                    --------------------------
Date: February 9, 2005                              Robert S. Ippolito
                                                    Vice President, Secretary
                                                    and Treasurer



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                                 EXHIBIT INDEX

    Exhibit
      No.

     99.1 Press Release, dated February 9, 2005, issued by Penn National Gaming, Inc.